SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 4, 2001
                                                         ---------------


                          GIGA INFORMATION GROUP, INC.
                          ----------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER




   Delaware                      File No. 0-21529               06-1422860
   --------                      ----------------               ----------
(State or other                     (Commission               (I.R.S Employer
jurisdiction or                        File                   Identification
 organization)                        Number)                     Number)



139 Main Street
Cambridge, MA                                                02142
----------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  (617) 949-4900
                                                     --------------


          -------------------------------------------------------------
          (former name or former address, if changed since last report)





47954.0001

Item 5.  Other Events
         ------------

         1. On January 4, 2001, Giga Information Group, Inc. (the "Company") announced that the listing of its common stock would be transferred to The Nasdaq SmallCap Market from the National Market effective with the open of business on January 5, 2001.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)  Exhibit:

              (99) Press Release, dated January 4, 2001
















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
                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      GIGA INFORMATION GROUP, INC.

                                      By: /s/ Daniel M. Clarke
                                          -----------------------------------
                                          Daniel M. Clarke
                                          Senior Vice President and
                                          Chief Financial Officer

Date: January 5, 2001

















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
                          GIGA INFORMATION GROUP, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX



Exhibit No.                         Description
----------                          -----------

   (99)                       Press Release, dated January 4, 2001













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